The indebtedness evidenced by this instrument or agreement is subject to the Subordination and Intercreditor Agreement, dated as of December 30, 2022 , by and among, inter alia, Midcap Financial Trust and U.S. Bank Trust Company, National Association and acknowledged by Bird Global, Inc., 1393631 B.C. Unlimited Liability Company, Bird Canada Inc., Bird Rides Inc., Bird US Opco, LLC, Bird US Holdco, LLC and Bird Rides International Holding, Inc. Execution Version 1 CAN_DMS: \149683496\4 GUARANTEE This GUARANTEE (the “Guarantee”), dated as of December 30, 2022, made jointly and severally by Bird Canada Inc. and 1393631 B.C. Unlimited Liability Company (collectively, the “Guarantors” and individually, a “Guarantor”), is in favor of U.S. Bank Trust Company, National Association, as Collateral Agent (the “Collateral Agent”), and the Purchasers (the “Purchasers” and collectively with the Collateral Agent, the “Beneficiaries”) under the Note Purchase Agreement (as defined below). RECITALS 1. Bird Global, Inc., a Delaware corporation (the “Issuer”), and the Beneficiaries have entered into the Note Purchase Agreement dated as of December 30, 2022(as amended, supplemented, or modified from time to time, the “Note Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. 2. Prior to the Beneficiaries extending any credit to the Issuer under the Note Purchase Agreement, the Issuer is required to provide the Beneficiaries with a guarantee duly executed by the Guarantors, and this Guarantee is being delivered in satisfaction of such requirement. 3. The Guarantors, each a wholly-owned Subsidiary of the Issuer, derives substantial direct and indirect benefits from the extensions of credit contemplated by the Note Purchase Agreement. GUARANTEE As an inducement to the Beneficiaries to enter into the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees as follows: 1. Guarantee. Each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees (as primary obligor and not merely as surety) to the Beneficiaries and their successors and permitted assigns the punctual and complete payment of all amounts due and payable and performance of all other obligations (now or hereafter arising, by acceleration or otherwise) by (i) the Issuer under the Note Purchase Agreement and under the other Note Documents (including all Obligations), and (ii) each other Note Party (other than such Guarantor) under the Note Documents to which such Note Party is a party (the “Guaranteed Obligations”) without regard to any defense of any kind which such Guarantor may have or assert, and without abatement, suspension, deferment or diminution of any event or condition whatsoever. 2. Indemnity. If any or all of the Guaranteed Obligations are not paid or performed by the Issuer or any other Note Party, as applicable, and are not paid or performed by the Guarantors

2 CAN_DMS: \149683496\4 or any of them under Section 1 for any reason whatsoever, the Guarantors will, as a separate and distinct obligation, on a joint and several basis, indemnify and save harmless the Beneficiaries from and against all losses, costs and expenses suffered or incurred by them arising from, or in connection with, or as a result of (a) any of the provisions of the Note Purchase Agreement or any of the Note Documents being or becoming void, voidable, unenforceable or invalid, or (b) the failure of the Issuer or any other Note Party, as applicable, to fully and promptly pay or perform any of the Guaranteed Obligations. 3. Primary Obligations. If any or all of the Guaranteed Obligations are not paid or performed by the Issuer or any other Note Party, as applicable, and are not paid or performed by the Guarantors or any of them under Section 1 or the Beneficiairies are not indemnified under Section 2, in each case, for any reason whatsoever, such Guaranteed Obligations will, as a separate and distinct obligation, be paid and performed by the Guarantors as primary obligors, on a joint and several basis, immediately upon written demand to the Guarantors by the Beneficiaries for such payment or performance. 4. Guarantee Absolute and Unconditional. Each Guarantor hereby agrees that its obligations shall be absolute, irrevocable, and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by: (a) any failure or delay to enforce the provisions of the Note Purchase Agreement or the other Note Documents; (b) any contest by the Issuer or any other Person as to the amount of the Guaranteed Obligations or the validity or enforceability of any terms of the Note Documents or the perfection or priority of any security interest granted to the Beneficiaries by the Issuer or any other Personthe perfection, release or extent of any Collateral or Guarantor Collateral (as defined below) or any failure to realize on any Collateral or Guarantor Collateral; (c) any waiver, modification, or consent to departure from, or amendment of the Note Purchase Agreement or other Note Documents; (d) any taking or failure to take a security interest by the Beneficiaries or any loss of, or loss of value of, any security interest granted to the Beneficiaries; (e) any defence, counter-claim or right of set-off available to the Issuer or any other Person; (f) the invalidity, illegality, or unenforceability of the Note Purchase Agreement or other Note Documents or the Guaranteed Obligations; (g) any limitation of status or power, disability, incapacity or other circumstance relating to the Issuer, any of the Guarantors or any other Person, including any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, winding-up or other like proceeding involving or affecting the Issuer, any of the Guarantors or any other Person or any action taken with respect to this Guarantee by any trustee or receiver, or by any court, in any such proceeding, whether or not such Guarantor has notice or knowledge of any of the foregoing;

3 CAN_DMS: \149683496\4 (h) any impossibility, impracticability, frustration of purpose, force majeure or illegality of any of the Note Documents or the Issuer’s or any Note Party’s performance in respect thereof, or the occurrence of any change in the law of any jurisdiction or by any present or future action of any governmental authority that amends, varies, reduces or otherwise affects, or purports to amend, vary, reduce or otherwise affect, any of the Guaranteed Obligations or the obligations of the Guarantors under this Guarantee, or the obtaining of any court order that amends, varies, reduces or otherwise affects any of the Guaranteed Obligations or the obligations of the Guarantors under this Guarantee; (i) any change in the corporate existence, structure, or ownership of the Issuer or the other Note Parties; (j) any extension of time or times for payment or performance of the Guaranteed Obligations or any releases, variations or indulgences which the Beneficiaries may grant to the Issuer or any other Person or any extinguishment of all or any part of the Guaranteed Obligations by operation of law; or (k) any other circumstances (other than payment or conversion in full of the Obligations or the Guaranteed Obligations) which may otherwise constitute a legal or equitable discharge of a surety or guarantor. This Guarantee constitutes a guarantee of payment when due and not of collection. The Beneficiaries have no duty or responsibility whatsoever to the Guarantors and make no representation or warranty in respect of the management and maintenance of the Guaranteed Obligations or any collateral therefor. 5. Waiver by Guarantors. Each Guarantor agrees that the Beneficiaries may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of any Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Guaranteed Obligations, and may also make any agreement with the Issuer or any other Person for the extension, renewal, payment, compromise, discharge, or release thereof, in whole or in part, for any modification of the terms thereof or of any agreement between any of the Beneficiaries and the Issuer or any other Note Party without in any way impairing or affecting this Guarantee. Each Guarantor hereby waives notice of acceptance of this Guarantee, diligence, acceleration, presentment, notice of default or demand of payment to or upon the Issuer, any other Note Party or any Guarantor, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right or requirement to proceed first against the Issuer or any other Note Party, any protest or notice with respect to the Note Purchase Agreement or any other Note Document or the obligations created or evidenced thereby and all demands whatsoever, any exchange, sale or surrender of, or realization on, any other guarantee or any collateral, and any and all other notices and surety defenses (other than payment in full) whatsoever. The Beneficiaries shall not be obligated to file any claim relating to the Guaranteed Obligations in the event that the Issuer or any other Note Party becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Beneficiaries to so file shall not affect the obligations of the Guarantors hereunder.

4 CAN_DMS: \149683496\4 6. Reinstatement in Certain Instances. The Guarantors further agree that if any payment or delivery of any of the Guaranteed Obligations is subsequently rescinded or is subsequently recovered from or repaid by the recipient thereof, in whole or in part, in any bankruptcy, reorganization, insolvency or similar proceedings instituted by or against the Issuer, or otherwise, each Guarantor’s obligations hereunder with respect to such Guaranteed Obligation shall be reinstated at such time to the same extent as though the payment or delivery so recovered or repaid had not been originally made. 7. Security Interest. As security for the performance by each Guarantor of all the terms, covenants and agreements on the part of such Guarantor to be performed under this Guarantee and any other Note Documents to which it is a party such Guarantor has entered into a pledge and collateral agreement dated on or about the date hereof (the “Security Agreement”) granting a pledge and security interest in the collateral described therein (the “Guarantor Collateral”). Subject to the terms of the Security Agreement, upon any sale or other transfer of any Guarantor Collateral in a transaction permitted under and in accordance with the terms of the Note Purchase Agreement, or upon the effectiveness of any written consent of the Collateral Agent to the release of the Liens granted hereby on any Guarantor Collateral, the Collateral Agent’s Lien on such Guarantor Collateral shall be automatically released, and all rights therein shall revert to the applicable Guarantor. 8. Representations and Warranties. The Guarantors hereby jointly and severally represent and warrant to the Beneficiaries that: (a) Each Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Province of its incorporation , (ii) has full power and authority to own its properties and assets and to carry on its business as now being conducted and as presently contemplated, and (iii) has full power and authority to execute, deliver and perform its obligations under this Guarantee. (b) The execution, delivery and performance by each Guarantor of its obligations under this Guarantee will not (i) violate or conflict with (x) any provision of law, order, judgment, or decree of any court or other agency or government, (y) any provision of its constitutional documents, or (z) any agreement or other instrument to which such Guarantor is a party or is bound; (ii) result in a breach of, or constitute (with due notice or lapse of time or both) a default under any contractual provision to which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of such Guarantor pursuant to any indenture, agreement or instrument (other than pursuant to this Guarantee), except in the case of each of the foregoing clauses (i) through (iii) to the extent that any such conflict, breach, default, lien, charge, encumbrance, or violation as applicable, could not reasonably be expected to have a Material Adverse Effect. (c) Except where the failure to obtain or make such consent, approval or authorization could not reasonably be expected to have a Material Adverse Effect, all consents, approvals, or authorizations from any Governmental Authority that are required to be obtained in connection with or as a condition to the execution, delivery or performance of this Guarantee have been obtained or made and are in full force and effect.

5 CAN_DMS: \149683496\4 (d) Each Guarantor is Solvent. (e) Neither Guarantor is contemplating either a filing of a petition under any federal or provincial bankruptcy law, or the liquidating of all or a major portion of its property; and neither Guarantor has any knowledge of any person contemplating the filing of such petition against it. (f) Notwithstanding any other provision of this Guarantee or any other Note Document, the representations contained in this Section 8 shall be continuing and remain in full force and effect until payment or conversion in full of the Guaranteed Obligations (other than inchoate indemnity obligations). 9. Subrogation. Each Guarantor shall be subrogated to all rights of the Beneficiaries against the Issuer and the other Note Parties in respect of any amounts paid or deliveries made by such Guarantor pursuant to the provisions of this Guarantee, provided, however, that the Guarantors shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until indefeasible and final payment in full of all of the Guaranteed Obligations. 10. Expenses of Enforcement. The Guarantors further agree to pay, on a joint and several basis, all reasonable and documented out-of-pocket costs and expenses, including reasonable attorneys’ fees, which are incurred by any of the Beneficiaries in any effort to collect or enforce any provision of this Guarantee. 11. Set-Off. Upon the Guaranteed Obligations becoming due and payable (by acceleration or otherwise) under the Note Purchase Agreement or any other applicable Note Document, each Beneficiary is hereby authorized to setoff, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such Beneficiary (including by any branches or agencies of such Beneficiary) to, or for the account of, any Guarantor against amounts owing by such Guarantor hereunder (even if contingent or unmatured); provided, that such Beneficiary shall notify such Guarantor promptly following such setoff. 12. Interest Act (Canada). Each Guarantor acknowledges that certain of the rates of interest applicable to the Guaranteed Obligations may be computed on the basis of a year of 360 days or 365 days, as the case may be and paid for the actual number of days elapsed. For purposes of the Interest Act (Canada), whenever any interest is calculated using a rate based on a year of 360 days or 365 days, as the case may be, such rate determined pursuant to such calculation, when expressed as an annual rate is equivalent to (a) the applicable rate based on a year of 360 days or 365 days, as the case may be, (b) multiplied by the actual number of days in the calendar year in which the period for such interest is payable (or compounded) ends, and (c) divided by 360 or 365, as the case may be. 13. Severability. If any provision of this Guarantee is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable that provision will be severed from this Guarantee and the remaining provisions will continue in full force and effect, without limitation.

6 CAN_DMS: \149683496\4 14. Governing Law; Submission to Jurisdiction. THIS GUARANTEE AND, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN). With respect to any suit, action or proceedings relating to this Guarantee (“Proceedings”), each Guarantor irrevocably: (a) submits to the non-exclusive jurisdiction of the courts of the Province of Ontario; and (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in such court and (c) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings that such court does not have any jurisdiction over such Guarantor. Nothing in this Guarantee precludes the Beneficiaries from bringing Proceedings in any other jurisdiction in order to enforce any judgment obtained in any Proceedings referred to in the preceding sentence. 15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTEE OR ANY OTHER NOTE DOCUMENT. 16. Judgment Currency. (a) If for the purposes of obtaining judgment in any court it is necessary to convert all or any part of the Guaranteed Obligations or any other amount due to the relevant Beneficiaries in respect of a Guarantor’s obligations under this Guarantee in any currency (the “Original Currency”) into another currency (the “Other Currency”), such Guarantor, to the fullest extent that it may effectively do so, agrees that the rate of exchange used will be that at which, in accordance with normal banking procedures, the relevant Beneficiary could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied. (b) The obligations of a Guarantor in respect of any sum due in the Original Currency from it to any of the Beneficiaries will, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the relevant Beneficiaries of any sum adjudged to be so due in such Other Currency the relevant Beneficiaries may, in accordance with their normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Beneficiaries against such loss.

7 CAN_DMS: \149683496\4 17. Successor and Assigns. This Guarantee shall continue in full force and effect and be binding upon the Guarantors and the successors and permitted assigns of the Guarantors, provided, however, that the Guarantors may not assign or otherwise transfer this Guarantee or any obligations hereunder without the prior written consent of the Required Purchasers and any such assignment or transfer without such consent shall be void. The Beneficiaries may, concurrently with any assignment of their rights and obligations in accordance with the Note Purchase Agreement, assign this Guarantee or any rights or powers hereunder, with any or all of the underlying liabilities or obligations, the payment of which is guaranteed hereunder, in each case, subject to and in accordance with the terms and conditions of the Note Purchase Agreement. 18. Entire Agreement; Amendments and Waivers. This Guarantee, together with the other Note Documents to which each Guarantor is a party, supersedes any prior negotiations, discussions, or communications between the Beneficiaries and the Guarantors or any of them and constitutes the entire agreement between the Beneficiaries and the Guarantors with respect to the Note Purchase Agreement and this Guarantee. No provision of this Guarantee may be amended, modified or waived without the prior written consent of the Required Purchasers. 19. Notices. All notices or other communications to the Guarantors and the Beneficiaries shall be delivered pursuant to the requirements set forth in Section 10 of the Note Purchase Agreement (each Guarantor’s address and email address for notices and other communications shall be the same as that of the Issuer). 20. Counterparts. This Guarantee may be executed in any number of separate counterparts, each of which shall be deemed to be an original. All such signed counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed signature page to this Guarantee by electronic means (including by facsimile or in PDF format) shall be as valid and effective as delivery of an originally or manually executed copy of this Guarantee. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Guarantee] CAN_DMS: \149683496\4 IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed by one of its duly authorized representatives or officers. 1393631 B.C. UNLIMITED LIABILITY COMPANY By: /s/ Stewart Lyons Name: Stewart Lyons Title: Chief Executive Officer [Signature pages continue.]

[Signature Page to Guarantee] CAN_DMS: \149683496\4 IN WITNESS WHEREOF, each Guarantor has caused this Guarantee to be executed by one of its duly authorized representatives or officers. BIRD CANADA INC. By: /s/ Shane Torchiana Name: Shane Torchiana Title: Chief Executive Officer